UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22709

First Trust Exchange-Traded Fund V
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)       The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund (FMF)

Annual Report
For the Year Ended
December 31, 2021

First Trust Managed Futures Strategy Fund (FMF)
Annual Report
December 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund V (the “Trust”) described in this report (First Trust Managed Futures Strategy Fund; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Futures Strategy Fund (FMF)
Annual Letter from the Chairman and CEO
December 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Managed Futures Strategy Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2021.
Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in 2021 were clearly the ongoing fight against the coronavirus (“COVID-19”) pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.
The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index (“CPI”). The standard definition for inflation is “too many dollars chasing too few goods.” The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S. Bureau of Labor Statistics. The last time inflation was this elevated was in 1982.
Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron’s magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500® Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500® Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note (“T-Note”). The 10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Managed Futures Strategy Fund (FMF)
The First Trust Managed Futures Strategy Fund (the “Fund”) seeks to provide investors with positive returns. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve positive returns that are not directly correlated to broad market equity or fixed income returns.
Under normal market conditions, the Fund and a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) invest significantly in a portfolio of exchange-listed futures (collectively, “Futures Instruments”).
The Fund expects to gain exposure to these investments directly and by investing in the Subsidiary. The Subsidiary is advised by First Trust Advisors L.P., the Fund’s advisor.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (8/1/13) to 12/31/21	5 Years Ended 12/31/21	Inception (8/1/13) to 12/31/21
Fund Performance
NAV	3.88%	0.51%	-0.13%	2.59%	-1.06%
Market Price	3.56%	0.58%	-0.07%	2.91%	-0.62%
Index Performance
Morningstar® Diversified Futures IndexSM(1)	N/A	N/A	N/A	N/A	N/A
Credit Suisse Managed Futures Liquid Index	7.50%	-0.48%	2.52%	-2.40%	23.29%
ICE BofA 3-Month U.S. Treasury Bill Index	0.05%	1.14%	0.73%	5.84%	6.31%
S&P 500® Index	28.71%	18.47%	15.21%	133.41%	229.20%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	Prior to April 30, 2021, the Morningstar® Diversified Futures IndexSM served as the Fund’s primary benchmark. Effective April 30, 2021, Morningstar, Inc., the index provider of the Morningstar® Diversified Futures IndexSM, ceased calculating the Morningstar® Diversified Futures IndexSM. Accordingly, the Credit Suisse Managed Futures Liquid Index was selected to replace the Morningstar® Diversified Futures IndexSM as the Fund’s primary benchmark.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Futures Strategy Fund (FMF)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Managed Futures Strategy Fund (FMF)
Annual Report
December 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor, commodity pool operator and commodity trading advisor to the First Trust Managed Futures Strategy Fund (the “Fund”). First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager
Rob A. Guttschow – CFA, Senior Portfolio Manager
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide investors with positive returns that are not directly correlated to broad market equity or fixed income returns. This commentary discusses the 12-month market and Fund performance ended December 31, 2021.
Overall Market Recap
U.S. economic growth was strong during the fiscal year from January 1, 2021 to December 31, 2021. Current estimates for growth in the gross domestic product (“GDP”) in the fourth quarter of 2021 from the U.S. Conference Board are 6.5% annualized. The average quarterly GDP growth rate is expected to be 5.5% annualized per quarter. In the past ten years, only one quarter, the third quarter of 2020, has had stronger economic growth than the average quarterly growth rate of 2021. During the fiscal period, non-farm payrolls (i.e., jobs) increased by 6.448 million, according to the survey from the U.S. Bureau of Labor Statistics (“BLS”), resulting in the unemployment rate falling from 6.7% to 3.9%. Job growth is likely to remain strong in the near future as the Job Openings and Labor Turnover Summary survey released by the BLS in December 2021 (for November 2021), was showing a solid 10.562 million positions available in the U.S., off only slightly from the all-time high reading in July of 2021 at 11.098 million.
Solid gains in the unemployment rate have boosted paychecks throughout the fiscal year, with average hourly earnings up 4.7% year-over-year. Despite the big increase, consumers are not necessarily feeling better off as the year-over-year Consumer Price Index was up 7.0% in the same period, resulting in a decrease in real earnings of -2.3%. Monetary policy is still accommodative, but likely to get less so in the future as the Federal Reserve (the “Fed”) has begun the process of slowing the growth of their balance sheet with expectations that by the end of the first quarter of 2022, balance sheet growth will no longer be occurring. Market expectations for the timing of the first of likely many increases in the Federal Funds target rate, currently at 0.25%, has evolved during the year and is now expected to occur in the first quarter of 2022.
The U.S. equity market, as represented by the S&P 500® Index (the “Index”), rallied during the fiscal period, up 28.71%, as the solid GDP growth and the declining unemployment rate indicated an economy recovering strongly from the coronavirus-induced shock. Smaller capitalization stocks, as represented by the Russell 2000® Index, rallied also, but trailed their large cap brethren, up 14.82% year-to-date. Interest rates rose during the fiscal period with two-year rates up 0.61% and ten-year rates up 0.60%. The broader bond market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 1.54% on a total return basis for the fiscal period.
Commodities rallied throughout the year with four of the five commodity sectors finishing positive on the year. The Bloomberg Commodity Index was up 27.11% for the year with the energy and industrial sectors leading the way higher with total returns of 52.13% and 30.34%, respectively. Only the precious metal sector was negative on the year, surprising in a higher inflation year, down -6.11% for the year.
Fund Performance
The Fund’s performance for the 12-month period ended on December 31, 2021 was 3.88% on a net asset value basis (“NAV”) and 3.56% on a market price basis. The Fund’s benchmarks, the Index, ICE BofA 3-Month U.S. Treasury Bill Index, and the Credit Suisse Managed Futures Liquid Index (the “Benchmark”), returned 28.71%, 0.05%, and 7.50%, respectively, over the same period.
The Fund attempts to capture the economic benefit derived from rising and declining prices across global futures markets (equity, currency, commodity, and interest rates/global treasuries) by purchasing or selling futures contracts which are expected to rise or fall in price. The Fund uses a variety of qualitative and quantitative approaches to help it determine which markets are likely to rise in price and which markets are likely to fall in price. Positioning may change frequently (up to daily) and as a result, the Fund may frequently trade futures contracts. To be “long” means to hold or be exposed to a security or instrument with the expectation that its value will increase over time. To be “short” means to sell or be exposed to a security or instrument with the expectation that it will fall in value.

Portfolio Commentary (Continued)
First Trust Managed Futures Strategy Fund (FMF)
Annual Report
December 31, 2021 (Unaudited)
The Fund will benefit if it has a long position in a security or instrument that increases in value or a short position in a security or instrument that decreases in value. Conversely, the Fund will be adversely impacted if it holds a long position in a security or instrument that decreases in value and a short position that increases in value.
During the 12-month period ended December 31, 2021, the Fund transacted in 20 global equity futures, 9 currency futures, 11 fixed income futures, and 30 commodity futures contracts. As of December 31, 2021, the Fund has gross exposure of 147.8%, composed of 62.9% long positions and 84.9% short positions. The Fund’s largest gross exposure is in commodities where the Fund has gross exposure of 62.7% of NAV. The gross exposure is comprised of 37.9% long and 24.8% short. The Fund’s largest commodity position is a 4.84% long position in gasoline with the largest short position being a 3.8% short position in cocoa. The Fund’s greatest net exposure is to fixed income where the Fund is net short -37.4% as of December 31, 2021. Exposure is diversified across the fixed income markets with 6 short position and two long positions. The Fund’s largest position in fixed income is a short -23.3% by notional value of U.S. two-year futures contracts. In currencies, the Fund is long dollars and short the following currencies via futures contract: Australian Dollars, British Pounds, Brazilian Real, Canadian Dollar, Euros, Japanese Yen, New Zealand Kiwi, and Swiss Francs. Total net exposure in currencies is -24.1% at the end of the period. Within the equity markets, the Fund has long exposure of 22.7% and short exposure of -0.9%. The Fund’s largest exposures are a 3.0% long position in the NASDAQ 100 futures and a 2.5% long position in the Canadian S&P/TSX 60 index futures contract.
During the performance period, the absolute performance of the Fund was positively affected by futures positions in equity and commodity sectors. Within equities, long position in the Index, the MidCap 400, S&P TSX 60, and the NASDAQ 100 were the top four contributors to the Fund’s returns. On the negative side within equities, European contracts hurt performance with losses in the FTSE 100, EuroStoxx 50, and the CAC Index contracts. Commodity contracts added value in the energy, agricultural, industrial metals, and carbon sectors while losing value in the cattle sector, precious metals sector, and softs (cotton, cocoa, coffee, & sugar) sector. The top four contributing commodity contracts for the year were gasoline, bean-oil, corn, and European carbon emissions. The bottom commodity contracts in terms of negative impact to the Fund’s returns were coffee, platinum, palladium, and wheat.
The bond and currency sectors both provided negative value during the calendar year and positions flipped from short to long and then back to short as the market directions changed throughout the year. Within the bond sector, the three largest losing position were the U.S. ultra-bond, Euro-Bobl, and Euro-Bond. The two largest positive contributors were the two-year and five-year U.S. Treasury futures. Within currencies, the three largest negative contributors were the Mexican Peso, New Zealand Dollar, and British Pound. The largest positive contributors were the Japanese Yen and the Euro.
Please see the Consolidated Portfolio of Investments for a complete list of all positions within the portfolio as of December 31, 2021.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its investment objective of seeking to achieve positive total returns that are not directly correlated to the broad market equity or fixed income returns. The Fund’s broadly diversified palette of investments provide the Fund with the potential to profit in a variety of economic environments and to do so in such a manner as to be uncorrelated with traditional long-only stock and bond market indexes. We believe that the investment process of the Fund will produce strong risk adjusted returns that are uncorrelated with traditional long-only equity and bond markets.

First Trust Managed Futures Strategy Fund (FMF)
Understanding Your Fund Expenses
December 31, 2021 (Unaudited)
As a shareholder of the First Trust Managed Futures Strategy Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Managed Futures Strategy Fund (FMF)
Actual	$1,000.00	$964.70	0.96%	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	0.96%	$4.89

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1, 2021 through December 31, 2021), multiplied by 184/365 (to reflect the six-month period).

First Trust Managed Futures Strategy Fund (FMF)
Consolidated Portfolio of Investments
December 31, 2021
Shares	Description	Value
MONEY MARKET FUNDS – 0.2%
100,000	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 0.01% (a)	$100,000
	(Cost $100,000)
Total Investments – 0.2%	100,000
(Cost $100,000) (b)
Net Other Assets and Liabilities – 99.8%	65,535,559
Net Assets – 100.0%	$65,635,559
The following futures contracts of the Fund’s wholly-owned subsidiary were open at December 31, 2021 (see Note 2B - Futures Contracts in the Notes to Consolidated Financial Statements):
Futures Contracts Long:	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)/ Value
Amsterdam Index Futures	6	$1,086,252	Mar–22	$8,335
Brent Crude Oil Futures	5	388,900	Jan–22	(17,283)
Brent Crude Oil Futures	5	386,750	Feb–22	(2,910)
Brent Crude Oil Futures	5	384,500	Mar–22	(2,180)
Brent Crude Oil Futures	4	305,560	Apr–22	16,003
CAC 40® 10 Euro Index Futures	14	1,138,523	Jan–22	27,116
Canola Futures	42	672,425	Mar–22	25,164
Coffee “C” Futures	15	1,271,813	Mar–22	(57,431)
Corn Futures	58	1,720,425	Mar–22	25,139
Cotton No. 2 Futures	30	1,689,000	Mar–22	58,592
Cotton No. 2 Futures	19	1,049,560	May–22	(15,637)
DAX MINI Index Futures	4	361,041	Mar–22	5,408
E-mini Dow Futures	2	362,260	Mar–22	6,475
FTSE 100 Index Futures	13	1,288,742	Mar–22	14,738
FTSE MIB Index Futures	2	310,218	Mar–22	6,481
Gasoline RBOB Futures	17	1,588,364	Jan–22	(1,816)
Gasoline RBOB Futures	17	1,591,220	Feb–22	3,524
Gold 100 Oz. Futures	13	2,377,180	Feb–22	4,145
IBEX 35® Futures	6	593,231	Jan–22	21,243
ICE ECX Futures	15	1,377,300	Dec–22	7,744
Japan 10-Year Bond Futures	1	1,317,830	Mar–22	(4,868)
Kansas City Hard Red Winter Wheat Futures	34	1,362,550	Mar–22	(73,466)
Live Cattle Futures	5	279,400	Feb–22	6,650
LME Lead Futures	6	347,100	Mar–22	862
LME Nickel Futures	11	1,372,371	Mar–22	71,175
LME Zinc Futures	14	1,241,800	Mar–22	44,013
Low Sulphur Gasoil “G” Futures	11	729,300	Mar–22	17,820
Nasdaq 100 E-mini Futures	6	1,958,490	Mar–22	20,527
Russell 2000 E-mini Futures	8	897,120	Mar–22	14,455
S&P 500 E-mini Futures	6	1,427,550	Mar–22	29,615
S&P MidCap 400 E-Mini Futures	2	567,540	Mar–22	13,330
S&P TSX 60 IX Futures	8	1,620,175	Mar–22	26,512
Soybean Meal Futures	60	2,394,600	Mar–22	196,261
SPI 200 Futures	13	1,737,226	Mar–22	21,208
Sugar #11 (World) Futures	79	1,670,502	Feb–22	(24,966)
Swiss Market Index Futures	11	1,544,974	Mar–22	25,999
U.S. Treasury Ultra Bond Futures	1	197,125	Mar–22	(853)
WTI Crude Futures	9	673,920	Feb–22	32,020
		$41,282,837		$549,144
See Notes to Consolidated Financial Statements

First Trust Managed Futures Strategy Fund (FMF)
Consolidated Portfolio of Investments (Continued)
December 31, 2021
Futures Contracts Short:	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)/ Value
Australian Dollar Currency Futures	14	$(1,018,920)	Mar–22	$(18,413)
Brazilian Real Currency Futures	32	(565,760)	Feb–22	(13,104)
British Pound Currency Futures	39	(3,298,181)	Mar–22	(80,220)
Canada 10-Year Bond Futures	11	(1,240,223)	Mar–22	(11,257)
Canadian Dollar Currency Futures	19	(1,501,950)	Mar–22	(7,969)
Cattle Feeder Futures	3	(254,925)	Mar–22	(10,437)
Cocoa Futures	98	(2,469,600)	Mar–22	38,644
Copper Futures	15	(1,673,813)	Mar–22	(56,913)
Euro FX Currency Futures	27	(3,848,344)	Mar–22	(30,256)
Euro-Schatz Futures	6	(765,277)	Mar–22	1,070
Japanese Yen Currency Futures	32	(3,479,200)	Mar–22	58,252
Lean Hogs Futures	41	(1,336,190)	Feb–22	(32,124)
LME Aluminum Futures	14	(982,800)	Mar–22	(49,438)
Long Gilt Futures	5	(845,292)	Mar–22	14,618
Natural Gas Futures	41	(1,458,370)	Feb–22	56,206
New Zealand Dollar Currency Futures	15	(1,026,525)	Mar–22	(7,308)
NIKKEI 225 (OSE) Futures	1	(250,196)	Mar–22	1,652
NY Harbor ULSD Futures	9	(872,575)	Feb–22	(25,734)
OMX 30® Futures	12	(321,274)	Jan–22	(12,779)
Palladium Futures	11	(2,103,310)	Mar–22	32,750
Platinum Futures	24	(1,159,440)	Apr–22	(44,076)
Silver Futures	9	(1,050,840)	Mar–22	(55,008)
Soybean Oil Futures	39	(1,322,802)	Mar–22	(38,949)
Swiss Franc Currency Futures	8	(1,099,200)	Mar–22	(13,287)
U.S. 10-Year Treasury Note Futures	5	(652,344)	Mar–22	(1,761)
U.S. 2-Year Treasury Note Futures	70	(15,272,031)	Mar–22	11,063
U.S. 5-Year Treasury Note Futures	42	(5,081,016)	Mar–22	(1,797)
Wheat Futures	20	(770,750)	Mar–22	50,646
		$(55,721,148)		$(245,929)
	Total	$(14,438,311)		$303,215

(a)	Rate shown reflects yield as of December 31, 2021.
(b)	Aggregate cost for federal income tax purposes was $100,000. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,542,934 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,039,925. The net unrealized appreciation was $1,503,009. The amounts presented are inclusive of derivative contracts.

See Notes to Consolidated Financial Statements

First Trust Managed Futures Strategy Fund (FMF)
Consolidated Portfolio of Investments (Continued)
December 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Consolidated Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$ 100,000	$ 100,000	$ —	$ —
Futures Contracts*	1,015,455	1,015,455	—	—
Total	$ 1,115,455	$ 1,115,455	$—	$—

LIABILITIES TABLE
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts*	$ (712,240)	$ (712,240)	$ —	$ —
* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Consolidated Statement of Assets and Liabilities.
See Notes to Consolidated Financial Statements

First Trust Managed Futures Strategy Fund (FMF)
Consolidated Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Investments, at value (Cost $100,000)	$ 100,000
Cash	61,919,750
Cash segregated as collateral for open futures contracts	4,126,454
Total Assets	66,146,204
LIABILITIES:
Due to custodian foreign currency	202,241
Payables:
Variation margin	256,121
Investment advisory fees	52,283
Total Liabilities	510,645
NET ASSETS	$65,635,559
NET ASSETS consist of:
Paid-in capital	$ 65,045,721
Par value	14,520
Accumulated distributable earnings (loss)	575,318
NET ASSETS	$65,635,559
NET ASSET VALUE, per share	$45.20
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,452,000
Foreign currency, at cost (proceeds)	$(200,062)

See Notes to Consolidated Financial Statements

First Trust Managed Futures Strategy Fund (FMF)
Consolidated Statement of Operations
For the Year Ended December 31, 2021
INVESTMENT INCOME:
Interest	$ 3,198
Total investment income	3,198
EXPENSES:
Investment advisory fees	538,725
Interest expense on margin account	6,659
Total expenses	545,384
NET INVESTMENT INCOME (LOSS)	(542,186)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Foreign currency transactions	4,025
Futures contracts	2,803,949
Net realized gain (loss)	2,807,974
Net change in unrealized appreciation (depreciation) on:
Foreign currency translation	15,435
Futures contracts	(805,215)
Net change in unrealized appreciation (depreciation)	(789,780)
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,018,194
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,476,008
See Notes to Consolidated Financial Statements

First Trust Managed Futures Strategy Fund (FMF)
Consolidated Statements of Changes in Net Assets
	Year Ended 12/31/2021	Year Ended 12/31/2020
OPERATIONS:
Net investment income (loss)	$ (542,186)	$ (209,812)
Net realized gain (loss)	2,807,974	526,785
Net change in unrealized appreciation (depreciation)	(789,780)	1,079,722
Net increase (decrease) in net assets resulting from operations	1,476,008	1,396,695
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,167,375)	(6,675)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	23,533,715	34,903,949
Cost of shares redeemed	—	(2,160,575)
Net increase (decrease) in net assets resulting from shareholder transactions	23,533,715	32,743,374
Total increase (decrease) in net assets	22,842,348	34,133,394
NET ASSETS:
Beginning of period	42,793,211	8,659,817
End of period	$65,635,559	$42,793,211
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	952,000	202,000
Shares sold	500,000	800,000
Shares redeemed	—	(50,000)
Shares outstanding, end of period	1,452,000	952,000

See Notes to Consolidated Financial Statements

First Trust Managed Futures Strategy Fund (FMF)
Consolidated Financial Highlights
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 44.95	$ 42.87	$ 45.39	$ 47.60	$ 47.09
Income from investment operations:
Net investment income (loss)	(0.43)	(0.37) (a)	0.51 (a)	0.29	(0.12)
Net realized and unrealized gain (loss)	2.17	2.46	(2.58)	(1.79)	1.02
Total from investment operations	1.74	2.09	(2.07)	(1.50)	0.90
Distributions paid to shareholders from:
Net investment income	(1.49)	(0.01)	(0.45)	(0.65)	(0.39)
Return of capital	—	—	—	(0.06)	—
Total distributions	(1.49)	(0.01)	(0.45)	(0.71)	(0.39)
Net asset value, end of period	$45.20	$44.95	$42.87	$45.39	$47.60
Total return (b)	3.88%	4.87%	(4.54)%	(3.13)%	1.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 65,636	$ 42,793	$ 8,660	$ 13,706	$ 11,996
Ratio of total expenses to average net assets	0.96% (c)	0.95%	0.95%	0.95%	0.95%
Ratio of total expenses to average net assets excluding interest expense	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.96)%	(0.85)%	1.14%	0.70%	(0.31)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Ratio reflects interest expense of 0.01% for the period ended December 31, 2021, paid on futures margin accounts which is not covered under the annual unitary management fee.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.
See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021
1. Organization
First Trust Exchange-Traded Fund V (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on April 10, 2012, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of one fund, the First Trust Managed Futures Strategy Fund (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMF” on the NYSE Arca, Inc. and commenced operations on August 1, 2013. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares called “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund seeks to provide investors with positive returns. Under normal market conditions, the Fund and a wholly-owned subsidiary of the Fund, FT Cayman Subsidiary (the “Subsidiary”), organized under the laws of the Cayman Islands, invests significantly in a portfolio of exchange-listed futures (collectively, “Futures Instruments”). The Fund expects to gain exposure to these investments directly and by investing in the Subsidiary. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at the end of each fiscal quarter. As of December 31, 2021, the Fund invested 17.42% of the Fund’s total assets in the Subsidiary.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of Investments. The Fund’s investments are valued as follows:
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Shares of open-end funds are valued at fair value which is based on NAV per share.
If the Fund’s investments are not able to be priced by their pre-established pricing methods, such investments may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.
Valuing the Fund’s holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The Subsidiary’s holdings will be valued in the same manner as the Fund’s holdings.

Notes to Consolidated Financial Statements (Continued)
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2021, is included with the Fund’s Consolidated Portfolio of Investments.
B. Futures Contracts
The Fund, through the Subsidiary, may purchase and sell exchange-listed futures contracts across all market sectors, including commodities, currencies, equity indexes, and global debt, including U.S. Treasuries. When the Subsidiary purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or equity index or global debt) at a specified future date. When the Subsidiary sells or shorts a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or equity index, or global debt) at a specified future date. The price at which the purchase and sale will take place is fixed when the Subsidiary enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as collateral with the clearing broker and, in turn, with the exchange clearing corporation. Open futures contracts can be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Subsidiary is not able to enter into an offsetting transaction, the Subsidiary will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Subsidiary records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Consolidated Statement of Operations.
1. Exchange-listed commodity futures contracts — Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is in a long position on that commodity, the value of the futures contract may change proportionately.
2. Index futures contracts — An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract was originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.
3. Currency futures contracts — Currency futures contracts are transferable futures contracts that specify a price at which a currency can be bought or sold at a future date. Currency futures contracts allow investors to hedge against foreign currency exchange risk. Because currency futures contracts are marked-to-market daily, investors can exit their obligation to buy or sell the currency prior to the contract’s delivery date by closing out the position. With currency futures contracts, the price is

Notes to Consolidated Financial Statements (Continued)
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021
determined when the contract is signed, just as it is in the foreign currency exchange market, and the currency pair is exchanged on the delivery date, which is usually sometime in the distant future.
4. Global debt futures contracts — A global debt futures contract is an agreement for the purchase or sale of government-issued bonds at a specified price and a predetermined date in the future. The market price of debt instruments is inversely proportional to interest rates, and debt futures can be used to hedge against interest rate fluctuations.
Upon entering into a futures contract, the Subsidiary must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Consolidated Statement of Operations. This daily fluctuation in value of the contract is also known as variation margin and is included as “Variation margin” payable and/or receivable on the Consolidated Statement of Assets and Liabilities.
When the Subsidiary purchases or sells a futures contract, the Subsidiary is required to collateralize its position in order to limit the risk associated with the use of leverage and other related risks. To collateralize its position, the Subsidiary segregates assets consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the unrealized depreciation of the futures contract or otherwise collateralize its position in a manner consistent with the 1940 Act or the 1940 Act Rules and SEC interpretations thereunder. As the Subsidiary continues to engage in the described securities trading practices and properly segregates assets, the segregated assets will function as a practical limit on the amount of leverage which the Subsidiary may undertake and on the potential increase in the speculative character of the Subsidiary’s outstanding portfolio investments. Additionally, such segregated assets generally ensure the availability of adequate funds to meet the obligations of the Subsidiary arising from such investment activities.
C. Investment Transactions and Investment Income
Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
D. Cash and Foreign Currency
The Fund holds assets equal to or greater than the full notional exposure of the future contracts. These assets may consist of cash and other short-term securities to comply with SEC guidance with respect to coverage of futures contracts by registered investment companies. The Fund also has restricted foreign currency held for margin requirements. At December 31, 2021, the Fund had restricted cash held of $4,126,454, which is included in “Cash segregated as collateral for open futures contracts” on the Consolidated Statement of Assets and Liabilities. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, futures contracts and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of futures contracts and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Consolidated Statement of Operations. Unrealized gains and losses on futures contracts which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on futures contracts” on the Consolidated Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on foreign currency transactions and interest and dividends received as shown in “Net realized gain (loss) on foreign currency transactions.” The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in “Net realized gain (loss) on futures contracts” on the Consolidated Statement of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and

Notes to Consolidated Financial Statements (Continued)
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021
gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$2,167,375	$6,675
Capital gains	—	—
Return of capital	—	—
As of December 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:
Undistributed ordinary income	$6,194
Accumulated capital and other gain (loss)	(1,199,794)
Net unrealized appreciation (depreciation)	1,500,830
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of December 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s consolidated financial statements for uncertain tax positions.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) and net unrealized appreciation (depreciation)) on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss). These adjustments are primarily due to the difference between book and tax treatment of net investment income from the Subsidiary. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2021, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$2,807,974	$(2,807,974)	$—
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

Notes to Consolidated Financial Statements (Continued)
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s and the Subsidiary’s investment portfolios, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s and the Subsidiary’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee. The Subsidiary does not pay First Trust a separate management fee.
Pursuant to a contractual agreement between First Trust and the Trust, on behalf of the Fund, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided that, the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) upon the termination of the Investment Management Agreement; however, it is expected to remain in place at least until May 1, 2023.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s investments and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, derivatives, and in-kind transactions, for the fiscal year ended December 31, 2021, were $0 and $0, respectively.
For the fiscal year ended December 31, 2021, the Fund did not have any in-kind purchases or sales.

Notes to Consolidated Financial Statements (Continued)
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021
5. Derivative Transactions
The following table presents the types of derivatives held by the Subsidiary at December 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Futures	Commodity Risk	Unrealized appreciation on futures contracts*	$ 687,358	Unrealized depreciation on futures contracts*	$ 508,368
Futures	Equity Risk	Unrealized appreciation on futures contracts*	243,094	Unrealized depreciation on futures contracts*	12,779
Futures	Currency Risk	Unrealized appreciation on futures contracts*	58,252	Unrealized depreciation on futures contracts*	170,557
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts*	26,751	Unrealized depreciation on futures contracts*	20,536
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Portfolio of Investments. Only the current day’s variation margin is presented on the Consolidated Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Consolidated Statement of Operations Location	Commodity Risk Exposure	Equity Risk Exposure	Currency Risk Exposure	Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$2,535,330	$904,782	$(19,499)	$(616,664)
Net change in unrealized appreciation (depreciation) on futures contracts	(785,063)	136,960	(173,221)	16,109
During the fiscal year ended December 31, 2021, the notional value of futures contracts opened and closed were as follows:
	Notional Amount*
Total Commodity Risk		$ 789,994,856
Futures Contracts Opened	$ 405,300,480
Futures Contracts Closed	384,694,376
Total Equity Risk		3,184,575,727
Futures Contracts Opened	1,594,782,452
Futures Contracts Closed	1,589,793,275
Total Currency Risk		291,941,518
Futures Contracts Opened	151,447,102
Futures Contracts Closed	140,494,416
Total Fixed Income Risk		440,616,828
Futures Contracts Opened	229,151,031
Futures Contracts Closed	211,465,797

*Amounts based on activity levels during the period.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Consolidated Statement of Assets and Liabilities.

Notes to Consolidated Financial Statements (Continued)
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2023.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund V:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Managed Futures Strategy Fund (the “Fund”), a series of the First Trust Exchange-Traded Fund V, including the consolidated portfolio of investments, as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 23, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2021, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
0.00%	0.00%
Distributions paid to foreign shareholders during the Fund’s fiscal year ended December 31, 2021 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Board of Trustees and Officers
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	216	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	216	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	216	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	216	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	216	None

Board of Trustees and Officers (Continued)
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	216	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Managed Futures Strategy Fund (FMF)
December 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,000 for the fiscal year ended December 31, 2020 and $25,000 for fiscal year ended December 31, 2021.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020, and $0 for the fiscal year ended December 31, 2021.

Audit-Related Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020, and $0 for the fiscal year ended December 31, 2021.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $15,500 for the fiscal year ended December 31, 2020 and $14,000 for fiscal year ended December 31, 2021. These fees were for tax consultation and/or tax preparation.

Tax Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended December 31, 2020, and $0 for the fiscal year ended December 31, 2021.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2020, and $0 for the fiscal year ended December 31, 2021.

All Other Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2020, and $0 for the fiscal year ended December 31, 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)       The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for fiscal year ended December 31, 2020 were $15,500 for the registrant, $23,200 for the registrant’s investment advisor and $29,500 for the registrant’s distributor and for the registrant’s fiscal year ended December 31, 2021 were $14,000 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor.

(h)       The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund V
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 9, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 9, 2022

* Print the name and title of each signing officer under his or her signature.